UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	October 24, 2005 October 19, 2005
Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2236 Rutherford Road, Suite 123, Carlsbad, California	92008

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code: (760) 438-4004
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph
There was a typographical error on the signature page. There were no other changes to the document.
Item 1.01. Entry into a Material Definitive Agreement.
No changes to this section.
Item 3.02. Unregistered Sales of Equity Securities.
No changes to this section.
Item 9.01. Financial Statements and Exhibits.

No changes to exhibits.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.
October 24, 2005	By:	/s/ Richard J. Naughton
		Name:	Richard J. Naughton
		Title:	Chief Executive Officer

October 24, 2005	By:	/s/ Donna G. Lee
		Name:	Donna G. Lee
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 dated as of October 19, 2005, between Xenonics Holdings, Inc. and Patriot Associates LLC, to the Consulting Agreement dated as of September 9, 2005 and effective as of August 9, 2005 between Xenonics Holdings, Inc. and Patriot Associates LLC.

10.2	Warrant dated October 19, 2005, issued by Xenonics Holdings, Inc. to Patriot Associates LLC, for the purchase of 1,312,500 shares of the common stock of Xenonics Holdings, Inc.

4